Putnam
Investment Grade
Municipal Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-05

[GRAPHIC OMITTED: WATCH]

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the period ended May 31, 2005, the Federal Reserve Board's series of gradual increases in the federal funds rate occupied investors' attention. The Fed's more restrictive monetary policy, along with high energy prices, has moderated the pace of the economic expansion. Recent reports show the economy is growing at a respectable rate of about 3.5% annually, but some investors believe that this pace cannot sustain corporate profits near their robust levels of late. This concern has held the stock market in check and focused attention on credit risk in the bond market, even as long-term bond yields remained low. Major credit rating agencies underscored market concerns in early May by downgrading bonds issued by Ford and General Motors. Amid the uncertainties of this environment, security selection takes on even greater importance and the in-depth, professional research and active management that mutual funds can provide makes them an intelligent choice for today's investors.

We want you to know that Putnam Investments' management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we are including additional disclosure about your fund's management team in this report. Following the Outlook for Your Fund, we provide manager compensation information that pertains to your fund. In addition, on page 13 of this report we provide information about the 2004 approval by the Trustees of your fund's management contract with Putnam.

We would also like to take this opportunity to announce the retirement of one of your fund's Trustees, Ronald J. Jackson, who has been an independent Trustee of the Putnam funds since 1996. We thank him for his service.

In the following pages, members of your fund's management team discuss the fund's performance, the strategies used to pursue the fund's investment objectives during the reporting period, and the team's outlook for the months ahead.

As always, we thank you for your continuing confidence in Putnam.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

July 20, 2005


Report from Fund Management

Fund highlights

 * For the six months ended May 31, 2005, Putnam Investment Grade
   Municipal Trust had a total return of 6.09% at net asset value (NAV) and 4.06% at market price.

 * The fund's benchmark, the Lehman Municipal Bond Index, returned 3.52%.

 * The average return for the fund's Lipper category, General Municipal Debts Funds (leveraged closed-end), was 5.94%.

 * The fund's dividend was reduced to $0.0409 per share in June 2005. See page 5 for details.

 * See the Performance Summary beginning on page 10 for additional information on fund performance, comparative performance, and Lipper data.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 5/31/05
--------------------------------------------------
                                         Market
(inception 10/26/89)            NAV      price
--------------------------------------------------
6 months                         6.09%    4.06%
--------------------------------------------------
1 year                          13.50     6.27
--------------------------------------------------
5 years                         52.79    14.51
Annual average                   8.85     2.75
--------------------------------------------------
10 years                        88.45    57.83
Annual average                   6.54     4.67
--------------------------------------------------
Annual average
(life of fund)                   7.70     6.32
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes.

Performance commentary

The past six months, although volatile, were favorable for longer-term bonds in general and for the municipal market in particular. While your fund's focus remains on investment-grade bonds, its mod est allocation to lower-rated, longer-term bonds helped its competitive performance. This, combined with the fund's ability to use leverage, enabled it to outperform its unleveraged benchmark. The fund's results were in line with the average for its Lipper category, which is composed of similarly leveraged, closed-end funds. The fund's relatively short duration and limited exposure to airline-related in dus t rial development bonds
(IDBs) -- one of the strongest sec tors during the period -- held back performance to some extent, but reflect our conservative approach and efforts to manage risk. It is important to note that a fund's performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by other factors, including investor perception of the fund or its advisor, market conditions, fluctuations in supply and demand for the fund's shares, and changes in fund distributions.

FUND PROFILE

Putnam Investment Grade Municipal Trust is a leveraged fund that seeks to provide as high a level of current income free from federal income tax as is consistent with preservation of capital by investing primarily in investment-grade municipal bonds. The fund may be suitable for investors seeking tax-exempt income who can accept a higher level of risk in exchange for the potentially higher level of income offered by a leveraged fund.


Market overview

Early in the fiscal year, signs of solid economic growth and rising corporate profits heightened investor concerns about potential interest-rate increases by the Federal Reserve Board (the Fed). This concern helped push bond yields somewhat higher and bond prices, which move in the opposite direction of yields, lower. Signs of accelerating economic growth and rising corporate profits prompted the Fed to increase the federal funds rate four times during the six-month period, each time in 0.25% increments. The Fed uses interest-rate increases in its efforts to rein in economic growth with the goal of limiting its potential inflationary impact. Rising short-term rates and falling long-term rates resulted in a flattening of the yield curve, as shorter- and longer-term interest rates began to converge.

The same conditions that led to rising interest rates -- an improving economy and rising corporate earnings -- were particularly favorable for lower-rated bonds. Among uninsured bonds and especially bonds rated BBB and below, yield spreads tightened, and bond prices rose. Bonds at the lower end of the credit spectrum, including BB- and B-rated bonds, turned in the strongest performance. There was limited variation in municipal bond performance among states during the six-month period. Based on continued favorable legal rulings, yields on tobacco settlement bonds declined overall during the period, and their prices rose accordingly. After underperforming for most of the year, airline-related industrial development bonds (IDBs) staged a comeback from distressed levels and outperformed over the trailing six-month period. Callable bonds (which can be redeemed by their issuers before maturity) outperformed non-callable bonds, as investors expect bonds priced to call to be less sensitive to interest rate increases.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 5/31/05
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          3.52%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         2.90%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             3.27%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                        0.99%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      2.42%
-------------------------------------------------------------------------------
Russell 1000 Index (large-company stocks)                               3.31%
-------------------------------------------------------------------------------
Russell 2000 Index (small-company stocks)                              -2.10%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 5/31/05.
-------------------------------------------------------------------------------

Strategy overview

Given our expectation for rising interest rates, we maintained a shorter, or defensive, duration position throughout the six-month period. One of the strategies we used to manage duration was selling Treasury bond futures. This enabled us to achieve our target duration without trading large volumes of securities. Duration is a measure of a fund's sensitivity to changes in interest rates. Investing in bonds with short duration may help protect principal when interest rates are rising, but it can reduce the fund's potential for appreciation when rates fall. As we had expected, the Fed increased short-term interest rates during the period. However, rates on long-term bonds unexpectedly trended downward for much of the period and the prices of these bonds rose as a result. The fund's participation in this rally was somewhat limited by its overall defensive duration position.

During the period, we repositioned the portfolio to take better advantage of the flattening of the yield curve. Given our expectation that short-term rates would continue to rise, we also reduced the fund's positions in inverse floating-rate securities during the period. These securities pay additional interest income as short rates fall and less interest income when short rates rise. We also sold shorter-maturity Treasury bond futures and bought longer-maturity futures to better position the fund to benefit from anticipated changes in the yield curve. As with the use of futures for duration management, this strategy enabled us to replicate the desired yield curve exposure at a lower cost.

The fund benefited from its emphasis on lower-rated, higher-yielding bonds during the period, as this segment of the market outperformed during the period. However, we believe the high-yield rally has nearly run its course and we continued to take advantage of price strength to reduce the fund's position in this market segment.

[GRAPHIC OMITTED: horizontal bar chart THE FUND'S MATURITY AND DURATION
COMPARED]

THE FUND'S MATURITY AND DURATION COMPARED

                         11/30/04    5/31/05
Average effective
maturity in years           7.0        6.2

Duration in years           8.1        7.6

Footnotes read:
This chart compares changes in the fund's duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities).

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.


How fund holdings affected performance

Relative to the other funds in its Lipper peer group, your fund had a slightly higher portion of assets in lower-rated, higher-yielding municipal bonds -- those rated BBB and below. This had a positive influence on results during the period, as investors continued to focus on yield-enhancing lower-rated securities. We also were overweight tobacco settlement bonds, which were among the fund's top performers, although this sector has been volatile. Payments from these bonds are secured by the income stream from tobacco companies' settlement obligations to the states and generally offer higher yields than bonds of comparable quality. In what has amounted to an ongoing threat to this income stream, the Department of Justice (DOJ) initiated a lawsuit in 1999 against the major tobacco companies, seeking billions of dollars that the DOJ claimed had been obtained fraudulently from the sale of cigarettes. As highlighted in the Market Overview section of this report, this sector benefited from a February 4, 2005, ruling by a panel of the U.S. Circuit Court of Appeals for the District of Columbia against the federal government. Investors believe this has significantly mitigated the potential financial impact of the DOJ's lawsuit on tobacco companies. The fund's top-performing individual issues during the period included two BBB-rated tobacco settlement bonds: South Carolina Tobacco Settlement bonds and Wisconsin Badger Tobacco Settlement Asset Securitization bonds.

Although the fund has less exposure to airline-related industrial development bonds (IDBs) than its competitors, those it did hold contributed positively to absolute results. IDBs are issued by municipalities but backed by the credit of the institution benefiting from the financing. Investor perceptions about the backer's health, or that of its industry group, can affect the prices of these bonds to a greater extent than the rating of the issuing municipality. Airline-related IDBs have been among the most volatile sectors for some time. Although the higher yields on these bonds continue to attract investors and the sector did well during the past six months, the fund's position in these bonds remains relatively small because we do not believe the risks justify the potential return in many cases. However, the fund's holding in Dallas-Fort Worth International Airport Facilities Improvement bonds, issued for American Airlines, was one of the best-performing bonds in the portfolio.

[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa (47.4%)

Aa (6.3%)

A (17.2%)

Baa (19.6%)

Ba (3.3%)

B (1.4%)

VMIG1 (4.0%)

Other (0.8%)

Footnote reads:
As a percentage of market value as of 5/31/05. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's ratings; percentages may include bonds not rated by Moody's but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Two other especially strong performers in the fund's portfolio during the period were distressed issues that had hurt performance in the past. Prices of both these issues rose during the period, reflecting a combination of broad trends affecting prices of lower-rated bonds in general, as well as from developments specific to each of the institutions backing these IDBs. Bonds issued by Gilroy, California for Bonfante Gardens Park became more attractive to investors as the Park began selling land and reducing the debt load on the project. IDBs issued for Lake Charles Memorial Hospital in Louisiana also rose in value, reflecting steps the Hospital is taking to improve its operation.

However, another lower-rated issue had a negative return during the period. Florida's Capital Trust Agency revenue bonds issued to benefit the Seminole Tribe Convention fell in price when the IRS began questioning the tax-exempt status of its bonds. Although this holding cut into the fund's positive performance, our emphasis on broad diversification limited its impact. We have since sold our position in this bond. For the most part, the poorest performers during the past six months were bonds with a flat to low total return, and most of those were higher-quality bonds maturing in less than three years. The portfolio's short duration relative to its competitors, which reduced its sensitivity to interest rates, was a meaningful detractor from its results because this defensive positioning limited the fund's ability to benefit during periods when longer-term rates declined.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

Fund's dividend reduced

As certain higher-yielding bonds in the portfolio have matured, those assets have been reinvested in newer bonds, which in some cases carried a lower yield. As a result, the fund earned less income during the most recent distribution period, and in June your fund's dividend rate was lowered from $0.0498 per share to $0.0409 per share to reflect that change.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Economic growth has remained solid, despite the Fed's efforts to slow growth and curb inflation by raising short-term interest rates. Long-term rates remain surprisingly low. In fact, after rising modestly in late March and early April of 2005, long-term rates generally fell again from mid-April through the end of the period. Nevertheless, based on sustained economic growth and continued robust corporate earnings, we believe the Fed will likely maintain its policy of increasing rates through 2005. We believe Fed actions are likely to cause rising yields. We also expect more Fed tightening than is currently anticipated by the market, and believe that bond yields may begin to rise more quickly as other investors come to the same conclusion. In light of current market conditions, we plan to maintain the fund's defensive duration and to continue to increase its exposure to callable bonds, which, in our opinion, are likely to outperform in a rising-rate cycle.

We have a positive view of the single-family housing sector and plan to add selectively to the fund's positions. We believe that the recent outperformance of lower-rated, higher-yielding bonds will likely slow and we plan to reduce the fund's exposure to this segment of the credit spectrum in favor of higher-quality issues. Despite recent outperformance, we remain bearish on airline-related IDBs in light of likely continued fundamental weaknesses in this sector. Our view on tobacco settlement bonds is positive and we are seeking to increase the fund's exposure as opportunities arise.

We believe we are headed into a more challenging environment for bond investing. Our task will be to continue to search for the most attractive opportunities among tax-exempt securities, and to balance the pursuit of current income with prudent risk management.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund's shares trade on a stock exchange at market prices, which may be lower than the fund's net asset value. This fund currently uses investment leverage by issuing preferred shares. Leverage offers the potential for higher returns, but also involves increased risk.


Your fund's management

Your fund is managed by the members of the Putnam Tax Exempt
Fixed-Income Team. David Hamlin is the Portfolio Leader, and Paul Drury, Susan McCormack, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Tax Exempt
Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is as of May 31, 2005, and May 31, 2004.


-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -   $50,001-     $100,001 -   $500,001 -   $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
David Hamlin        2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2004      *
-------------------------------------------------------------------------------------------------------------
Paul Drury          2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004      *
-------------------------------------------------------------------------------------------------------------
Susan McCormack     2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004      *
-------------------------------------------------------------------------------------------------------------
James St. John      2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004      *
-------------------------------------------------------------------------------------------------------------



Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $60,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund's broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

David Hamlin is the Portfolio Leader and Paul Drury, Susan McCormack, and James St. John are Portfolio Members for Putnam's tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund*, Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, Putnam Tax Exempt Income Fund, Putnam Tax-Free Health Care Fund, and Putnam Tax-Free High Yield Fund.

David Hamlin, Paul Drury, Susan McCormack, and James St. John may also manage other accounts and variable trust funds advised by Putnam
Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended May 31, 2005, Portfolio Member Richard Wyke left your fund's management team.

* Formerly Putnam Tax-Free Insured Fund.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is as of May 31, 2005, and May 31, 2004.


--------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
--------------------------------------------------------------------------------------------------
                                                    $1 -        $10,001 -   $50,001-     $100,001
                                    Year     $0     $10,000     $50,000     $100,000     and over
--------------------------------------------------------------------------------------------------
Philippe Bibi                       2005      *
--------------------------------------------------------------------------------------------------
Chief Technology Officer            2004      *
--------------------------------------------------------------------------------------------------
John Boneparth                      2005      *
--------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt   2004      *
--------------------------------------------------------------------------------------------------
Joshua Brooks                       2005      *
--------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
--------------------------------------------------------------------------------------------------
Kevin Cronin                        2005      *
--------------------------------------------------------------------------------------------------
Head of Investments                 2004      *
--------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.               2005               *
--------------------------------------------------------------------------------------------------
President and CEO                   2004      *
--------------------------------------------------------------------------------------------------
Amrit Kanwal                        2005      *
--------------------------------------------------------------------------------------------------
Chief Financial Officer             2004      *
--------------------------------------------------------------------------------------------------
Steven Krichmar                     2005      *
--------------------------------------------------------------------------------------------------
Chief of Operations                 2004      *
--------------------------------------------------------------------------------------------------
Francis McNamara, III               2005      *
--------------------------------------------------------------------------------------------------
General Counsel                     2004      *
--------------------------------------------------------------------------------------------------
Richard Monaghan                    2005      *
--------------------------------------------------------------------------------------------------
Head of Retail Management           2004      *
--------------------------------------------------------------------------------------------------
Richard Robie, III                  2005      *
--------------------------------------------------------------------------------------------------
Chief Administrative Officer        2004      *
--------------------------------------------------------------------------------------------------
Edward Shadek                       2005      *
--------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
--------------------------------------------------------------------------------------------------

N/A indicates the individual was not a member of Putnam's Executive
Board as of 5/31/04.



Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended May 31, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares.

---------------------------------------------------------------------
TOTAL RETURN AND COMPARATIVE INDEX RESULTS FOR PERIODS ENDED 5/31/05
---------------------------------------------------------------------
                                                    Lipper General
                                                    Municipal
                                          Lehman    Debt Funds
                                          Municipal (leveraged
                                Market    Bond      closed-end)
                      NAV       price     Index     category average*
---------------------------------------------------------------------
6 months               6.09%     4.06%     3.52%     5.94%
---------------------------------------------------------------------
1 year                13.50      6.27      7.97     12.69
---------------------------------------------------------------------
5 years               52.79     14.51     42.27     57.93
Annual average         8.85      2.75      7.31      9.54
---------------------------------------------------------------------
10 years              88.45     57.83     82.85     94.85
Annual average         6.54      4.67      6.22      6.89
---------------------------------------------------------------------
Annual average
Life of fund
(since 10/26/89)       7.70      6.32      7.05      7.63
---------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculations for reinvested dividends may differ from actual performance.

* Over the 6-month and 1-, 5-, and 10-year periods ended 5/31/05, there were 68, 68, 51, and 46 funds, respectively, in this Lipper category.


------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 5/31/05
------------------------------------------------------------------------------
Distributions -- common shares
------------------------------------------------------------------------------
Number                                         6
------------------------------------------------------------------------------
Income 1                                       $0.3057
------------------------------------------------------------------------------
Capital gains 1                                --
------------------------------------------------------------------------------
Total                                          $0.3057
------------------------------------------------------------------------------
Distributions --                               Series A
preferred shares                               (1,400 shares)
------------------------------------------------------------------------------
Income 1                                       $1,055.72
------------------------------------------------------------------------------
Capital gains 1                                --
------------------------------------------------------------------------------
Total                                          $1,055.72
------------------------------------------------------------------------------
Share value (common shares):                   NAV            Market price
------------------------------------------------------------------------------
11/30/04                                       $10.73         $9.67
------------------------------------------------------------------------------
5/31/05                                         11.03          9.75
------------------------------------------------------------------------------
Current return (common shares, end of period)
------------------------------------------------------------------------------
Current dividend rate 2                         5.42%         6.13%
------------------------------------------------------------------------------
Taxable equivalent 3                            8.34          9.43
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 35% federal tax rate for 2005. Results for investors subject to lower tax rates would not be as advantageous.


------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 6/30/05 (MOST RECENT CALENDAR QUARTER)
------------------------------------------------------------------------------
                          NAV        Market price
------------------------------------------------------------------------------
6 months                   4.93%      4.76%
------------------------------------------------------------------------------
1 year                    13.93       9.81
------------------------------------------------------------------------------
5 years                   49.60      34.55
Annual average             8.39       6.11
------------------------------------------------------------------------------
10 years                  91.26      55.15
Annual average             6.70       4.49
------------------------------------------------------------------------------
Annual average
Life of fund
(since 10/26/89)           7.73       6.28
------------------------------------------------------------------------------


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to any outstanding preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the American Stock Exchange and the New York Stock Exchange.

Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S.
investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 1000 Index is an unmanaged index of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.


They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.


Other information for shareholders

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
May 31, 2005 (Unaudited)


Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FNMA Coll.            Federal National Mortgage Association Collateralized
FRB                   Floating Rate Bonds
FSA                   Financial Security Assurance
G.O. Bonds            General Obligation Bonds
GNMA Coll.            Government National Mortgage Association Collateralized
IFB                   Inverse Floating Rate Bonds
MBIA                  MBIA Insurance Company
PSFG                  Permanent School Fund Guaranteed
U.S. Govt. Coll.      U.S. Government Collateralized
VRDN                  Variable Rate Demand Notes
XLCA                  XL Capital Assurance

Municipal bonds and notes (160.6%) (a)
Principal amount                                     Rating (RAT)         Value

Arizona (1.5%)
-------------------------------------------------------------------------------
      $500,000 AZ Hlth. Fac. Auth. Hosp. Syst.
               Rev. Bonds (John C. Lincoln Hlth.
               Network), 6 3/8s, 12/1/37             BBB               $550,595
     1,175,000 Casa Grande, Indl. Dev. Auth.
               Rev. Bonds (Casa Grande Regl. Med.
               Ctr.), Ser. A, 7 5/8s, 12/1/29        B-/P             1,259,612
       525,000 Pima Cnty., Indl Dev. Auth.
               Rev. Bonds (Horizon Cmnty. Learning
               Ctr.), 5.05s, 6/1/25                  BBB-               530,292
     1,000,000 Scottsdale, Indl. Dev. Auth. Hosp.
               Rev. Bonds (Scottsdale Hlth. Care),
               5.8s, 12/1/31                         A3               1,086,470
                                                                 --------------
                                                                      3,426,969

Arkansas (3.3%)
-------------------------------------------------------------------------------
     2,530,000 AR Dev. Fin. Auth. Rev. Bonds,
               Ser. D, GNMA/FNMA Coll., 3s, 1/1/24   AAA              2,493,163
     3,000,000 AR State Hosp. Dev. Fin. Auth.
               Rev. Bonds (Washington Regl. Med.
               Ctr.), 7 3/8s, 2/1/29                 Baa2             3,408,690
       500,000 Independence Cnty., Poll. Control
               Rev. Bonds (Entergy, Inc.), 5s,
               1/1/21                                A-                 512,130
       895,000 Little Rock G.O. Bonds (Cap. Impt.),
               FSA, 3.95s,4/1/19                     Aaa                913,356
       510,000 Northwest Regl. Arpt. Auth.
               Rev. Bonds, 7s, 2/1/10                BB/P               523,296
                                                                 --------------
                                                                      7,850,635

California (17.4%)
-------------------------------------------------------------------------------
     4,000,000 Anaheim, Pub. Fin. Auth. Tax Alloc.
               Rev. Bonds, MBIA, 4.733s, 12/28/18    Aaa              4,410,720
     2,500,000 CA Hlth. Fac. Auth. Rev. Bonds
               (Sutter Hlth.), Ser. A, MBIA,
               5 3/8s, 8/15/30                       Aaa              2,634,950
               CA State G.O. Bonds
       500,000 5 1/8s, 4/1/23                        A                  536,845
       750,000 5.1s, 2/1/34                          A                  772,388
               CA State Dept. of Wtr. Resources
               Rev. Bonds,Ser. A
     1,500,000 6s, 5/1/15                            A2               1,726,230
    13,000,000 AMBAC, 5 1/2s, 5/1/13                 Aaa             14,754,220
     1,500,000 5 1/2s, 5/1/11                        A2               1,667,355
     1,000,000 CA State Econ. Recvy. G.O. Bonds,
               Ser. A, 5s, 7/1/16                    Aa3              1,067,910
     1,750,000 CA Statewide Cmnty. Dev. Auth. COP
               (The Internext Group), 5 3/8s,
               4/1/30                                BBB-             1,762,478
     1,475,000 Gilroy, Rev. Bonds (Bonfante Gardens
               Park), 8s, 11/1/25                    D/P              1,232,097
               Golden State Tobacco Securitization
               Corp. Rev. Bonds
     1,000,000 Ser. 2003 A-1, 6 1/4s, 6/1/33         BBB              1,057,920
     1,500,000 Ser. B, 5 5/8s, 6/1/38                A-               1,636,440
       450,000 Orange Cnty., Cmnty. Fac. Dist.
               Special Tax Rev. Bonds (No. 02-1
               Ladera Ranch), Ser. A,  5.55s,
               8/15/33                               BBB/P              464,499
     4,700,000 Riverside Cnty., Redev. Agcy. Tax
               Alloc., Ser. A, XLCA, 5s, 10/1/29     Aaa              4,951,450
     1,040,000 Sacramento, Special Tax (North
               Natomas Cmnty. Fac.), 5s, 9/1/18      BB/P             1,070,181
     1,400,000 Vallejo, COP (Marine World
               Foundation), 7.2s, 2/1/26             BBB-/P           1,474,634
                                                                 --------------
                                                                     41,220,317

Colorado (4.5%)
-------------------------------------------------------------------------------
     2,500,000 CO Hlth. Fac. Auth. Rev. Bonds
               (Hlth. Fac.-Evangelical Lutheran),
               3.35s, 10/1/06                        A3               2,498,300
               CO Springs, Hosp. Rev. Bonds
     1,515,000 6 3/8s, 12/15/30                      A3               1,688,195
     1,485,000 6 3/8s, 12/15/30 (Prerefunded)        A3               1,737,272
               CO State Hsg. Fin. Auth. Rev. Bonds
               (Single Fam.)
       150,000 Ser. B-2 , 7s, 5/1/26                 Aa2                153,060
        80,000 Ser. B-3, 6.8s, 11/1/28               Aa2                 83,068
     2,500,000 Denver, City & Cnty. Arpt.
               Rev. Bonds, MBIA, 5 1/2s, 11/15/25    Aaa              2,608,650
     1,650,000 U. of CO. Enterprise Syst.
               Rev. Bonds, FGIC,  5s, 6/1/26         Aaa              1,769,361
                                                                 --------------
                                                                     10,537,906

Delaware (0.6%)
-------------------------------------------------------------------------------
               GMAC Muni. Mtge. Trust 144A sub.
               notes
       500,000 Ser. A1-3, 5.3s, 10/31/39             A3                 514,735
     1,000,000 Ser. A1-2, 4.9s, 10/31/39             A3               1,011,240
                                                                 --------------
                                                                      1,525,975

District of Columbia (1.8%)
-------------------------------------------------------------------------------
     4,000,000 DC G.O. Bonds, Ser. B, FSA, 5 1/4s,
               6/1/26                                Aaa              4,238,120

Florida (2.3%)
-------------------------------------------------------------------------------
     1,895,000 Escambia Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Baptist Hosp. & Baptist
               Manor), 5 1/8s, 10/1/19               A3               1,952,191
     1,000,000 Lee Cnty., Indl. Dev. Auth.
               Rev. Bonds (Alliance Cmnty.
               Project), Ser. C, 5 1/2s, 11/15/29    BBB-             1,007,520
     2,000,000 Miami Beach, Hlth. Fac. Auth. Hosp.
               Rev. Bonds (Mount Sinai Med. Ctr.),
               5 3/8s, 11/15/28                      BB+              1,998,880
       375,000 Okeechobee Cnty., Solid Waste
               Mandatory Put Bonds (Waste
               Mgt./Landfill), Ser. A, 4.2s, 7/1/09  BBB                378,349
                                                                 --------------
                                                                      5,336,940

Georgia (8.5%)
-------------------------------------------------------------------------------
     1,500,000 Atlanta, Arpt. Rev. Bonds, Ser. B,
               FGIC, 5 5/8s, 1/1/30                  Aaa              1,594,080
     1,045,000 Atlanta, Waste Wtr. Rev. Bonds,
               Ser. A, FGIC,  5s, 11/1/38            Aaa              1,131,672
     6,000,000 Atlanta, Waste Wtr. VRDN, Ser. C,
               FSA,  2.97, 11/1/41                   VMIG1            6,000,000
     2,300,000 Burke Cnty., Poll. Control Dev.
               Auth. Mandatory Put Bonds (GA Power
               Co.), 4.45s, 12/1/08                  A2               2,394,346
     5,215,000 Cobb Cnty., Dev. Auth. U. Fac.
               Rev. Bonds (Kennesaw State U. Hsg.),
               Ser. A, MBIA, 5s, 7/15/29             Aaa              5,552,463
       300,000 GA Med. Ctr. Hosp. Auth. FRB, MBIA,
               1.77s, 8/1/10                         Aaa                300,000
       300,000 GA Med. Ctr. Hosp. Auth. IFB, MBIA,
               10.66s, 8/1/10                        Aaa                303,288
     1,500,000 GA Muni. Elec. Auth. Rev. Bonds,
               AMBAC, 5s, 1/1/26                     Aaa              1,590,555
     1,280,000 Rockdale Cnty., Dev. Auth. Solid
               Waste Disp.  Rev. Bonds (Visay
               Paper, Inc.), 7.4s, 1/1/16            B+/P             1,297,587
                                                                 --------------
                                                                     20,163,991

Illinois (8.9%)
-------------------------------------------------------------------------------
     4,270,000 Chicago, G.O. Bonds, Ser. A, FSA,
               5s, 1/1/27                            Aaa              4,513,774
     2,500,000 Chicago, Board of Ed. G.O. Bonds
               (School Reform Project), Ser. A,
               AMBAC, 5 1/4s, 12/1/27                Aaa              2,664,375
     1,580,000 Cook Cnty., Cmnty. G.O. Bonds (Cons.
               School Dist. No. 64 Pk. Ridge), FSA,
               5 1/2s, 12/1/16                       Aaa              1,841,095
     1,600,000 IL Dev. Fin. Auth. Rev. Bonds
               (Midwestern U.), Ser. B, 6s, 5/15/26  A-               1,763,584
     2,500,000 IL Dev. Fin. Auth. Hosp. Rev. Bonds
               (Adventist Hlth. Syst./Sunbelt
               Obligation), 5.65s, 11/15/24          A2               2,640,400
     1,945,000 IL U. Rev. Bonds (Auxiliary Fac.
               Syst.), Ser. A, AMBAC, 5 1/4s,
               4/1/19                                Aaa              2,225,722
     5,000,000 Schaumburg, G.O. Bonds, Ser. B,
               FGIC, 5s, 12/1/27                     Aaa              5,310,550
                                                                 --------------
                                                                     20,959,500

Indiana (1.9%)
-------------------------------------------------------------------------------
       800,000 IN Ed. Fac. Fin. Auth. VRDN, 2.97s,
               7/1/32                                VMIG1              800,000
     2,600,000 IN State Dev. Fin. Auth. Env. Impt.
               Rev. Bonds (USX Corp.), 5.6s,
               12/1/32                               Baa1             2,705,560
     1,000,000 Rockport, Poll. Control
               Rev. Bonds (Indiana-Michigan Pwr.),
               Ser. A, 4.9s, 6/1/25                  Baa2             1,024,220
                                                                 --------------
                                                                      4,529,780

Iowa (0.9%)
-------------------------------------------------------------------------------
     1,715,000 IA Fin. Auth. Hlth. Care Fac.
               Rev. Bonds (Care Initiatives),
               9 1/4s, 7/1/25                        BBB-/P           2,091,631

Louisiana (1.1%)
-------------------------------------------------------------------------------
     1,500,000 Ernest N. Morial-New Orleans,
               Exhibit Hall Auth. Special Tax,
               Ser. A, AMBAC, 5 1/4s, 7/15/21        Aaa              1,636,395
       740,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds
               (Lake Charles Memorial Hosp.),
               8 5/8s, 12/1/30                       CCC/P              721,574
       300,000 Tangipahoa Parish Hosp. Svcs.
               Rev. Bonds (North Oaks Med. Ctr.),
               Ser. A, 5s, 2/1/25                    A                  307,374
                                                                 --------------
                                                                      2,665,343

Maine (0.6%)
-------------------------------------------------------------------------------
     1,405,000 ME State Hsg. Auth. Rev. Bonds,
               Ser. D-2-AMT,  5s, 11/15/27           Aa1              1,458,952

Massachusetts (15.6%)
-------------------------------------------------------------------------------
    10,330,000 MA State G.O. Bonds, Ser. A, MBIA,
               5 3/8s, 8/1/08                        Aaa             11,080,371
     2,785,000 MA State Dev. Fin. Agcy. Rev. Bonds
               (MA Biomedical Research), Ser. C,
               6 3/8s, 8/1/17                        A1               3,121,512
     8,400,000 MA State Hlth. & Edl. Fac. Auth. IFB
               (Med. Ctr. of Central MA), Ser. B,
               AMBAC, 10.27s, 6/23/22                Aaa              9,863,952
               MA State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
     1,000,000 (Civic Investments), Ser. A, 9s,
               12/15/15                              BBB-/P           1,156,780
       750,000 (Jordan Hosp.), Ser. E, 6 3/4s,
               10/1/33                               BBB-               809,813
     8,400,000 MA State Hlth. & Edl. Fac. Auth.
               FRB, AMBAC, 1.80s, 6/23/22            Aaa              8,400,000
     2,500,000 MA State Hsg. Fin. Agcy. Rev. Bonds
               (Rental Mtge.), Ser. C, AMBAC,
               5 5/8s, 7/1/40                        Aaa              2,570,375
                                                                 --------------
                                                                     37,002,803

Michigan (4.7%)
-------------------------------------------------------------------------------
     4,300,000 Detroit, Swr. Disp. VRDN, Ser. B,
               FSA, 2.97s, 7/1/33                    VMIG1            4,300,000
       900,000 Dickinson Cnty., Econ. Dev. Corp.
               Poll. Control Rev. Bonds (Intl.
               Paper Co.), Ser. A, 4.8s, 11/1/18     Baa2               921,186
       300,000 Flint, Hosp. Bldg. Auth. Rev. Bonds
               (Hurley Med. Ctr.), 6s, 7/1/20        Baa3               312,639
               MI State Hosp. Fin. Auth. Rev. Bonds
     1,000,000 (Oakwood Hosp.), Ser. A, 5 3/4s,
               4/1/32                                A2               1,066,010
     1,250,000 (Holland Cmnty. Hosp.), Ser. A,
               FGIC, 5 3/4s, 1/1/21                  A2               1,372,250
     1,650,000 MI State Strategic Fund, Ltd.
               Rev. Bonds (Detroit Edison Poll.
               Control), 5.65s, 9/1/29               A3               1,745,733
     1,210,000 Saginaw Cnty., G.O. Bonds
               (Healthsource Saginaw, Inc.), MBIA,
               5s, 5/1/26                            Aaa              1,298,935
                                                                 --------------
                                                                     11,016,753

Minnesota (1.9%)
-------------------------------------------------------------------------------
     2,500,000 Cohasset, Poll. Control Rev. Bonds
               (Allete, Inc.), 4.95s, 7/1/22         A                2,562,375
     1,705,000 Minneapolis, Cmnty. Dev. Agcy.
               Supported Dev. Rev. Bonds, Ser. G-3,
               5.45s, 12/1/31                        A-               1,811,102
                                                                 --------------
                                                                      4,373,477

Mississippi (2.0%)
-------------------------------------------------------------------------------
               Lowndes Cnty., Solid Waste Disp. &
               Poll. Control Rev. Bonds
               (Weyerhaeuser Co.)
       500,000 Ser. A, 6.8s, 4/1/22                  Baa2               620,465
       525,000 Ser. B, 6.7s, 4/1/22                  Baa2               645,435
     1,750,000 MS Bus. Fin. Corp. Poll. Control
               Rev. Bonds (Syst. Energy Resources,
               Inc.), 5 7/8s, 4/1/22                 BBB-             1,779,803
     1,385,000 MS Dev. Bk. Special Obligation
               Rev. Bonds (Jackson MS Project),
               FSA, 5 1/4s, 3/1/21                   Aaa              1,587,473
                                                                 --------------
                                                                      4,633,176

Missouri (2.4%)
-------------------------------------------------------------------------------
     1,250,000 Cape Girardeau Cnty., Indl. Dev.
               Auth. Hlth. Care Fac. Rev. Bonds
               (St. Francis Med. Ctr.),
               Ser. A, 5 1/2s, 6/1/16                A                1,356,738
     1,360,000 MO Hsg. Dev. Comm. Rev. Bonds (Home
               Ownership), GNMA/FNMA Coll., 5.55s,
               9/1/34                                AAA              1,437,221
     1,000,000 MO State Hlth. & Edl. Fac. Auth.
               Rev. Bonds (BJC Hlth. Syst.),
               5 1/4s, 5/15/32                       Aa2              1,055,110
     1,900,000 MO State Hlth. & Edl. Fac. Auth.
               VRDN (Cox Hlth. Syst.), AMBAC,
               3.05s, 6/1/22                         VMIG1            1,900,000
                                                                 --------------
                                                                      5,749,069

Montana (0.5%)
-------------------------------------------------------------------------------
     1,175,000 Forsyth, Poll. Control Mandatory Put
               Bonds (Avista Corp.), AMBAC, 5s,
               6/22/05                               Aaa              1,233,715

Nevada (3.2%)
-------------------------------------------------------------------------------
     5,105,000 Clark Cnty., Arpt. Rev. Bonds,
               Ser. A-2, FGIC, 5 1/8s, 7/1/26        Aaa              5,446,269
               Henderson, Local Impt. Dist.
               Special Assmt.
     1,000,000 (No. T-16), 5.1s, 3/1/21              BB-/P            1,017,250
     1,195,000 (No. T-14), 4 3/4s, 3/1/10            BB-/P            1,216,247
                                                                 --------------
                                                                      7,679,766

New Hampshire (0.4%)
-------------------------------------------------------------------------------
       950,000 NH State Bus. Fin. Auth. Poll.
               Control Rev. Bonds, 3 1/2s, 7/1/27    Baa2               937,432

New Jersey (5.8%)
-------------------------------------------------------------------------------
               NJ Econ. Dev. Auth. Rev. Bonds
       650,000 (Cedar Crest Vlg., Inc.), Ser. A,
               7 1/4s, 11/15/31                      BB-/P              694,824
     1,750,000 (Cigarette Tax), 5 3/4s, 6/15/29      Baa2             1,871,993
     5,000,000 (Motor Vehicle), Ser. A, MBIA, 5s,
               7/1/27                                Aaa              5,345,900
     3,100,000 NJ State G.O. Bonds, Ser. F, MBIA,
               5 1/2s, 8/1/11                        AAA              3,486,477
       750,000 NJ State Edl. Fac. Auth.
               Rev. Bonds (Fairleigh Dickinson),
               Ser. C, 6s, 7/1/20                    BBB-/F             823,673
               Tobacco Settlement Fin. Corp.
               Rev. Bonds
       500,000 6 3/4s, 6/1/39                        BBB                543,355
     1,000,000 (Asset Backed Bonds), 6s, 6/1/37      BBB              1,014,230
                                                                 --------------
                                                                     13,780,452

New Mexico (0.4%)
-------------------------------------------------------------------------------
     1,000,000 Farmington, Poll. Control VRDN (AZ
               Pub. Service Co.), Ser. B, 2.97s,
               9/1/24                                VMIG1            1,000,000

New York (18.3%)
-------------------------------------------------------------------------------
     7,780,000 NY City, G.O. Bonds, Ser. B, 5 1/4s,
               12/1/09                               A1               8,419,049
       500,000 NY City, Hsg. Dev. Corp. Rev. Bonds,
               Ser. A, FGIC, 5s, 7/1/25              Aaa                539,400
               NY City, Indl. Dev. Agcy. Rev. Bonds
       950,000 (Liberty-7 World Trade Ctr.),
               Ser. A, 6 1/4s, 3/1/15                B-/P               978,975
     2,000,000 (Brooklyn Navy Yard Cogen.
               Partners), Ser. G, 5 3/4s, 10/1/36    BBB-             1,991,180
       750,000 NY City, Indl. Dev. Agcy. Special
               Fac. Rev. Bonds (British Airways),
               5 1/4s, 12/1/32                       Ba2                668,250
               NY City, Muni. Wtr. & Swr. Fin.
               Auth. Rev. Bonds
     4,100,000 Ser. B, 5 3/4s, 6/15/26               AA+              4,376,135
     7,500,000 Ser. D, 5s, 6/15/37                   AA+              7,936,650
     2,000,000 NY State Energy Research & Dev.
               Auth. Gas Fac. Rev. Bonds (Brooklyn
               Union Gas), 6.952s, 7/1/26            A+               2,114,000
     4,000,000 NY State Env. Fac. Corp. Rev. Bonds,
               5s, 6/15/32                           Aaa              4,230,200
    10,500,000 Port. Auth. NY & NJ Special
               Obligation Rev. Bonds (JFK Intl. Air
               Term. - 6), MBIA, 5.9s, 12/1/17       Aaa             11,336,850
       650,000 Suffolk Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Peconic Landing),
               Ser. A, 8s, 10/1/30                   B+/P               721,780
                                                                 --------------
                                                                     43,312,469

North Carolina (3.3%)
-------------------------------------------------------------------------------
               NC Eastern Muni. Pwr. Agcy. Syst.
               Rev. Bonds
     1,000,000 Ser. D, 6 3/4s, 1/1/26                Baa2             1,123,190
     2,000,000 Ser. A, 5 3/4s, 1/1/26                Baa2             2,127,440
     3,500,000 NC State Muni. Pwr. Agcy. Rev. Bonds
               (No. 1, Catawba Elec.), Ser. B,
               6 1/2s, 1/1/20                        A3               3,954,475
       500,000 U. of NC Chapel Hill Hosp.
               Rev. Bonds, Ser. A,  5s, 2/1/11       AA-                538,990
                                                                 --------------
                                                                      7,744,095

Ohio (2.5%)
-------------------------------------------------------------------------------
     1,000,000 Brookville, Local School Dist. G.O.
               Bonds, FSA, 5s, 12/1/31               Aaa              1,056,660
     2,000,000 OH State Air Quality Dev. Auth.
               Rev. Bonds (Toledo Poll. Control),
               Ser. A, 6.1s, 8/1/27                  Baa2             2,090,020
     2,500,000 Rickenbacker, Port Auth. Rev. Bonds
               (OASBO Expanded Asset Pooled),
               Ser. A, 5 3/8s, 1/1/32                A2               2,811,925
                                                                 --------------
                                                                      5,958,605

Oklahoma (0.5%)
-------------------------------------------------------------------------------
     1,050,000 OK Dev. Fin. Auth. Rev. Bonds
               (Hillcrest Hlth. Care Syst.),
               Ser. A, U.S. Govt. Coll., 5 5/8s,
               8/15/29                               AAA              1,160,208

Oregon (0.4%)
-------------------------------------------------------------------------------
       980,000 OR State Hsg. & Cmnty. Svcs. Dept.
               Rev. Bonds (Single Family Mtg.),
               Ser. K, 5 5/8s, 7/1/29                Aa2              1,036,909

Pennsylvania (5.4%)
-------------------------------------------------------------------------------
     1,005,000 Carbon Cnty., Indl. Dev. Auth.
               Rev. Bonds (Panther Creek Partners),
               6.65s, 5/1/10                         BBB-             1,084,174
     1,500,000 Lancaster Cnty., Hosp. Auth.
               Rev. Bonds (Gen. Hosp.), 5 1/2s,
               3/15/26                               A                1,598,385
     1,000,000 Lehigh Cnty., Gen. Purpose Auth.
               Rev. Bonds (Lehigh Valley Hosp.
               Hlth. Network), Ser. A, 5 1/4s,
               7/1/32                                A2               1,044,130
     1,000,000 PA Econ. Dev. Fin. Auth. Rev. Bonds
               (Amtrak), Ser. A, 6 3/8s, 11/1/41     A3               1,057,920
               PA State Econ. Dev. Fin. Auth.
               Resource Recvy. Rev. Bonds
       750,000 (Colver), Ser. E, 8.05s, 12/1/15      BBB-/P             789,765
       750,000 (Northampton Generating), Ser. A,
               6.6s, 1/1/19                          BB                 755,453
     1,045,000 PA State Higher Edl. Fac. Auth.
               Rev. Bonds (Philadelphia College of
               Osteopathic Med.),  5s, 12/1/08       A                1,095,432
     5,000,000 Philadelphia, School Dist. G.O.
               Bonds, Ser. D, FGIC, 5s, 6/1/27       Aaa              5,331,800
                                                                 --------------
                                                                     12,757,059

Puerto Rico (2.4%)
-------------------------------------------------------------------------------
     5,000,000 Cmnwlth. of PR, Hwy. & Trans. Auth.
               Rev. Bonds, Ser. B, 6s, 7/1/39        A                5,731,750

South Carolina (2.8%)
-------------------------------------------------------------------------------
     2,515,000 Florence Cnty., Hosp. Rev. Bonds
               (McLeod Regl. Med. Ctr.), Ser. A,
               FSA, 5 1/4s, 11/1/23                  Aaa              2,763,583
     1,000,000 SC Hosp. Auth. Rev. Bonds (Med. U.),
               Ser. A, 6 1/2s, 8/15/32               AAA              1,196,440
       600,000 SC Jobs Econ. Dev. Auth. Hosp. Fac.
               Rev. Bonds (Palmetto Hlth.
               Alliance), Ser. A, 7 3/8s, 12/15/21   Baa2               732,054
     1,750,000 SC Tobacco Settlement Rev. Mgt.
               Rev. Bonds, Ser. B, 6 3/8s, 5/15/28   BBB              1,827,140
                                                                 --------------
                                                                      6,519,217

South Dakota (0.9%)
-------------------------------------------------------------------------------
     2,000,000 SD Edl. Enhancement Funding Corp.
               Rev. Bonds, Ser. B, 6 1/2s, 6/1/32    BBB              2,101,580

Tennessee (4.3%)
-------------------------------------------------------------------------------
               Johnson City, Hlth. & Edl. Fac.
               Board Hosp. Rev. Bonds (Mountain
               States Hlth.)
     2,000,000 Ser. A, 7 1/2s, 7/1/25                BBB+             2,402,440
     7,000,000 Ser. A, MBIA, 6s, 7/1/21              Aaa              7,831,453
                                                                 --------------
                                                                     10,233,893

Texas (10.1%)
-------------------------------------------------------------------------------
     2,500,000 Alliance, Arpt. Auth. Rev. Bonds
               (Federal Express Corp.), 6 3/8s,
               4/1/21                                Baa2             2,621,575
     4,525,000 Columbus, Indpt. School Dist. G.O.
               Bonds, PSFG, 5 1/8s, 8/15/29          Aaa              4,827,180
     2,905,000 Conroe, Indpt. School Dist. G.O.
               Bonds (School House), PSFG, 5s,
               2/15/26                               Aaa              3,074,913
     1,135,000 Dallas-Fort Worth, Intl. Arpt. Fac.
               Impt. Corp. Rev. Bonds (American
               Airlines, Inc.), 6 3/8s, 5/1/35       Caa2               832,137
       750,000 Gateway, Pub. Fac. Corp. Rev. Bonds
               (Stonegate Villas Apt.), FNMA Coll.,
               4.55s, 7/1/34                         Aaa                781,703
     1,250,000 Gulf Coast, Waste Disp. Auth.
               Rev. Bonds, Ser. A, 6.1s, 8/1/24      Baa2             1,341,138
     1,500,000 Harris Cnty., Hlth. Fac. Rev. Bonds
               (Memorial Hermann Hlth. Care),
               Ser. A, 6 3/8s, 6/1/29                A2               1,675,395
     1,335,000 Montgomery Cnty., G.O. Bonds
               (Library), Ser. B, AMBAC, 5s, 3/1/26  Aaa              1,405,808
     1,500,000 Sam Rayburn Muni. Pwr. Agcy.
               Rev. Bonds, 6s, 10/1/21               Baa2             1,629,270
               Snyder, Indpt. School Dist. G.O.
               Bonds (School Bldg.), AMBAC
     1,215,000 5 1/4s, 2/15/24                       AAA              1,324,812
     1,150,000 5 1/4s, 2/15/23                       AAA              1,257,790
     1,360,000 Socorro, Indpt. School Dist. G.O.
               Bonds, PSFG,  5s, 8/15/29             AAA              1,432,678
     1,700,000 Tomball, Hosp. Auth. Rev. Bonds
               (Tomball Regl. Hosp.), 6s, 7/1/19     Baa3             1,748,603
                                                                 --------------
                                                                     23,953,002

Utah (6.9%)
-------------------------------------------------------------------------------
     1,000,000 Carbon Cnty., Solid Waste Disp.
               Rev. Bonds (Laidlaw Env.), Ser. A,
               7.45s, 7/1/17                         BB-/P            1,038,470
       500,000 Tooele Cnty., Harbor & Term. Dist.
               Port Fac. Rev. Bonds (Union
               Pacific), Ser. A, 5.7s, 11/1/26       Baa2               523,525
       675,000 UT Cnty., Env. Impt. Rev. Bonds
               (Marathon Oil), 5.05s, 11/1/17        Baa1               723,357
               UT State Pwr. Supply Rev. Bonds
               (Intermountain Pwr. Agcy.), Ser. A,
               MBIA
     4,720,000 6.15s, 7/1/14                         Aaa              4,973,511
     8,280,000 6.15s, 7/1/14 (prerefunded)           Aaa              8,984,876
                                                                 --------------
                                                                     16,243,739

Vermont (0.4%)
-------------------------------------------------------------------------------
       975,000 VT Hsg. Fin. Agcy. Rev. Bonds, Ser.
               19A, FSA, 4.62s, 5/1/29               Aaa                994,861

Virginia (0.9%)
-------------------------------------------------------------------------------
     2,000,000 Prince William Cnty., Indl. Dev.
               Auth. Hosp. Rev. Bonds (Potomac
               Hosp. Corp.), 5.35s, 10/1/36          A3               2,105,260

Washington (1.1%)
-------------------------------------------------------------------------------
     2,370,000 Tobacco Settlement Auth. of WA
               Rev. Bonds,  6 1/2s, 6/1/26           BBB              2,498,146

West Virginia (6.7%)
-------------------------------------------------------------------------------
     7,500,000 Econ. Dev. Auth. Lease Rev. Bonds
               (Correctional Juvenile Safety),
               Ser. A, MBIA, 5s, 6/1/29              Aaa              7,951,350
     1,545,000 Marshall Cnty., Poll. Control VRDN
               (OH Pwr. Co.), Ser. E, 2.56s, 6/1/22  VMIG1            1,545,000
     6,000,000 West Virginia U. Rev. Bonds (Impt.
               West VA. U.), Ser. C, FGIC, 5s,
               10/1/26                               Aaa              6,395,580
                                                                 --------------
                                                                     15,891,930

Wisconsin (3.5%)
-------------------------------------------------------------------------------
               Badger Tobacco Settlement
               Asset Securitization Corp.
               Rev. Bonds
     1,800,000 7s, 6/1/28                            BBB              1,949,598
     3,500,000 6 3/8s, 6/1/32                        BBB              3,659,320
     2,500,000 WI State Hlth. & Edl. Fac. Auth.
               Rev. Bonds (Wheaton Franciscan),
               5 3/4s, 8/15/30                       A2               2,683,900
                                                                 --------------
                                                                      8,292,818
-------------------------------------------------------------------------------
               Total Investments
               (cost $359,724,813)                                 $379,948,243
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $236,554,835.

(RAT) The Moody's, Standard & Poor's or Fitch's ratings indicated are believed to be the most recent ratings available at May 31, 2005 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2005. Securities rated by Putnam are indicated by "/P". Security ratings are defined in the Statement of Additional Information.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on VRDN, Mandatory Put Bonds and Floating Rate Bonds
      (FRB) are the current interest rates at May 31, 2005.

      The dates shown on Mandatory Put Bonds are the next mandatory put dates.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at May 31, 2005.

      The fund had the following industry group concentrations greater than 10% at May 31, 2005 (as a percentage of net assets):

        Health care             36.1%
        Utilities and power     27.6
        Transportation          13.9
        Water and sewer         12.5

      The fund had the following insurance concentrations greater than 10% at May 31, 2005 (as a percentage of net assets):

        MBIA                    33.0%
        AMBAC                   21.5
        FGIC                    12.2
        FSA                     11.9

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
May 31, 2005 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investment in securities, at value (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $359,724,813)              $379,948,243
-------------------------------------------------------------------------------
Cash                                                                   38,726
-------------------------------------------------------------------------------
Interest and other receivables                                      6,017,045
-------------------------------------------------------------------------------
Receivable for securities sold                                      1,876,862
-------------------------------------------------------------------------------
Total assets                                                      387,880,876

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                               1,067,585
-------------------------------------------------------------------------------
Accrued preferred shares distribution payable (Note 1)                 32,221
-------------------------------------------------------------------------------
Payable for securities purchased                                    9,477,547
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          616,854
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             39,119
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 37,988
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            2,295
-------------------------------------------------------------------------------
Other accrued expenses                                                 52,432
-------------------------------------------------------------------------------
Total liabilities                                                  11,326,041
-------------------------------------------------------------------------------
Series A remarketed preferred shares: (1,400 shares
authorized and outstanding at $100,000 per share) (Note 4)        140,000,000
-------------------------------------------------------------------------------
Net assets                                                       $236,554,835

Represented by
-------------------------------------------------------------------------------
Paid-in capital -- common shares (Unlimited shares
authorized) (Note 1)                                             $237,411,614
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)            (296,200)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)             (20,784,009)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         20,223,430
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to common shares
outstanding                                                      $236,554,835

Computation of net asset value
-------------------------------------------------------------------------------
Net asset value per common share ($236,554,835 divided by
21,438,811 shares)                                                     $11.03
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended May 31, 2005 (Unaudited)

-------------------------------------------------------------------------------
Interest income:                                                   $9,201,663
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    1,203,804
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                       58,359
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                                63,724
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             10,603
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       15,184
-------------------------------------------------------------------------------
Preferred share remarketing agent fees                                164,573
-------------------------------------------------------------------------------
Other                                                                  73,842
-------------------------------------------------------------------------------
Total expenses                                                      1,590,089
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (27,373)
-------------------------------------------------------------------------------
Net expenses                                                        1,562,716
-------------------------------------------------------------------------------
Net investment income                                               7,638,947
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                    1,028,906
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                       104,387
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period        5,875,656
-------------------------------------------------------------------------------
Net gain on investments                                             7,008,949
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $14,647,896
-------------------------------------------------------------------------------

Distributions to Series A remarketed
preferred shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                                             (1,478,006)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations
(applicable to common shareholders)                               $13,169,890
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                      May 31      November 30
Increase in net assets                                  2005*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $7,638,947      $16,281,242
-------------------------------------------------------------------------------
Net realized gain on investments                   1,133,293        1,613,430
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                     5,875,656         (563,619)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        14,647,896       17,331,053

Distributions to Series A remarketed
preferred shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                            (1,478,006)      (1,686,256)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations (applicable to common
shareholders)                                     13,169,890       15,644,797
-------------------------------------------------------------------------------

Distributions to common shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                            (6,405,506)     (15,326,794)
-------------------------------------------------------------------------------
From ordinary income                                (147,928)              --
-------------------------------------------------------------------------------
Increase from issuance of common shares in
connection with reinvestment of
distributions                                             --          479,878
-------------------------------------------------------------------------------
Total increase in net assets                       6,616,456          797,881

Net assets
-------------------------------------------------------------------------------
Beginning of period                              229,938,379      229,140,498
-------------------------------------------------------------------------------
End of period (including distributions in
excess of net investment income of $296,200
and undistributed net investment income of
$96,293, respectively)                          $236,554,835     $229,938,379
-------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------
Common shares outstanding at beginning of
period                                            21,438,811       21,394,578
-------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                             --           44,233
-------------------------------------------------------------------------------
Common shares outstanding at end of period        21,438,811       21,438,811
-------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning and end of period                            1,400            1,400
-------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

                                   Six months
                                      ended
                                     May 31
Per-share                          (Unaudited)                                 Year ended November 30
operating performance                  2005            2004            2003            2002            2001            2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
of period (common shares)            $10.73          $10.71          $10.41          $10.96          $10.88          $10.71
----------------------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------------------
Net investment income (a)               .36             .76             .84             .95            1.01            1.03
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              .32             .06             .36            (.60)           (.02)            .26
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations        .68             .82            1.20             .35             .99            1.29
----------------------------------------------------------------------------------------------------------------------------
Distributions to
preferred shareholders:
----------------------------------------------------------------------------------------------------------------------------
From net investment income             (.07)           (.08)           (.07)           (.10)           (.20)           (.28)
----------------------------------------------------------------------------------------------------------------------------
Total from investment
operations: (applicable to
common shareholders)                    .61             .74            1.13             .25             .79            1.01
----------------------------------------------------------------------------------------------------------------------------
Distributions to
common shareholders:
----------------------------------------------------------------------------------------------------------------------------
From net investment income             (.31)           (.72)           (.83)           (.80)           (.71)           (.84)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                    (.31)           (.72)           (.83)           (.80)           (.71)           (.84)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                      $11.03          $10.73          $10.71          $10.41          $10.96          $10.88
----------------------------------------------------------------------------------------------------------------------------
Market price, end of period
(common shares)                       $9.75           $9.67          $10.74          $10.75          $10.67           $9.81
----------------------------------------------------------------------------------------------------------------------------
Total return at market price
(common shares) (%)(b)                 4.06*          (3.46)           8.07            8.58           15.96          (11.14)
----------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
common shares (in thousands)       $236,555        $229,938        $229,140        $221,432        $231,983        $229,854
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)            .68*           1.39            1.42            1.46            1.49            1.47
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)           2.63*           6.34            7.26            7.99            7.19            7.10
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                14.05*          29.59           32.72           19.25           23.05           24.90
----------------------------------------------------------------------------------------------------------------------------


  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of common shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
May 31, 2005 (Unaudited)

Note 1
Significant accounting policies

Putnam Investment Grade Municipal Trust (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is believed to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes do not involve undue risk to income or principal. Under normal circumstances, the fund will invest at least 80% of its net assets in investment grade securities (rated "investment grade" at the time of investment or, if not rated, determined by Putnam Management to be of comparable quality).

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized /accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options
contracts to hedge against	changes in the values of securities the fund
owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2004, the fund had a capital loss carryover of $19,431,165 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover      Expiration
--------------------------------------
      $612,177      November 30, 2005
     1,661,946      November 30, 2006
     2,968,039      November 30, 2007
       535,007      November 30, 2009
     1,282,640      November 30, 2010
    12,371,356      November 30, 2011

The aggregate identified cost on a tax basis is $359,724,813, resulting in gross unrealized appreciation and depreciation of $21,024,215 and $800,785, respectively, or net unrealized appreciation of $20,223,430.

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a seven-day period. The applicable dividend rate for the remarketed preferred shares on May 31, 2005 was 2.80%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the annual rate of 0.65% of the weekly average net assets of the fund.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.65% of the liquidation preference of the remarketed preferred shares outstanding during the period).

In June 2005, the Trustees and Putnam Management agreed to a reduced management fee structure for the fund that will go into effect on January 1, 2006. Effective on that date, the fund's management fee is expected to be an annual rate of 0.55% of the weekly average net assets of the fund (based on the fund's current asset level), with additional breakpoints leading to lower fee rates at higher asset levels.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended May 31, 2005, the fund paid PFTC $122,083 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended May 31, 2005, the fund's expenses were reduced by $27,373 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $710, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings. George Putnam III also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3
Purchases and sales of securities

During the six months ended May 31, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $55,538,411 and $50,311,247, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

Additionally, the fund has authorized a separate series of 2,000 Serial Remarketed Preferred shares, which are issuable only under certain conditions in exchange for Series A shares. No Serial Remarketed
Preferred shares are currently outstanding.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At May 31, 2005, no such restrictions have been placed on the fund.

Note 5
Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.


Fund information
About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Associate
Treasurer and Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President, Staff
Counsel and Compliance Liaison

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Vice President, Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Do you want to save paper and receive this document faster?

Shareholders can sign up for email delivery of shareholder reports on www.putnaminvestments.com.


SA706-225856  7/05

Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: July 28, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: July 28, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: July 28, 2005